UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On February 23, 2023, the Executive Compensation Committee (the “Committee”) of the Board of Directors of Albemarle Corporation (the “Company”) adopted revised forms of Stock Option Award Agreement, rTSR Performance Unit Award Agreement, ROIC Performance Unit Award Agreement, Restricted Stock Unit Award Agreement, and Special Restricted Stock Unit Award Agreement under the Company’s 2017 Incentive Plan. The forms of Award Agreement are filed as exhibits to this Current Report on Form 8-K.

All of the awards granted to Mr. Masters as part of his 2023 compensation package will vest in full on December 31, 2025 or, if earlier, the date a successor chief executive officer commences employment with the Company (the “Vesting Date”), subject to his continued employment through the Vesting Date and actual performance over the performance period, as applicable. Upon a Qualifying Termination Event (as defined in the respective Award Agreements) occurring prior to the Vesting Date, Mr. Masters’ awards of stock options and RSUs will vest in full. In addition, Mr. Masters’ rTSR Performance Unit Award and ROIC Performance Unit Award, upon a Qualifying Termination Event (i) other than due to death or disability prior to the Vesting Date, will remain outstanding and vest based on actual performance, (ii) due to death (A) on or prior to the six-month anniversary of the applicable grant date, vest in full at target level or (B) after the six-month anniversary of the applicable grant date, remain outstanding and vest based on actual performance, or (iii) due to Disability (as defined in the respective Award Agreements), vest in full at target level.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Exhibit
#10.1	Form of Stock Option Award Agreement
#10.2	Form of rTSR Performance Unit Award Agreement
#10.3	Form of ROIC Performance Unit Award Agreement
#10.4	Form of Restricted Stock Unit Award Agreement
#10.5	Form of Special Restricted Stock Unit Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date:	February 24, 2023	By:	/s/ Kristin M. Coleman
Kristin M. Coleman
Executive Vice President, General Counsel and Corporate Secretary